UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2004

NATIONAL WINE & SPIRITS, INC.

(Exact name of registrant as specified in its charter)

Indiana	333-74589	35-2064429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 West Morris Street, P.O. Box 1602 Indianapolis, Indiana	46206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 636-6092

Item 9. Regulation FD Disclosure.

On June 29, 2004, National Wine & Spirits, Inc. (the “Company”) held a conference call for the purpose of discussing the Company’s financial results for its fiscal year ended March 31, 2004. During the course of that conference call and in response to a specific question, James E. LaCrosse, the Company’s Chairman, President, Chief Executive Officer and Chief Financial Officer, stated that he did not believe that Glazer’s Wholesale Distributors, Inc. (“Glazer”), the Company’s strategic partner in its Illinois business, intended to elect to purchase certain assets of the Company’s Illinois operations. This statement represented the personal opinion of Mr. LaCrosse. Neither the Company nor Mr. LaCrosse has any actual knowledge at this time about Glazer’s intentions regarding its right to purchase at any time after July 31, 2004.

Forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, may be included in this Form 8-K. A variety of factors could cause the Company’s actual results to differ from the results expressed in such forward-looking statements. A discussion of factors that could cause results to vary are included in the Company’s periodic reports filed with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WINE & SPIRITS, INC.
(Registrant)

Date: June 29, 2004	By:	/s/ James E. LaCrosse
James E. LaCrosse
Chairman, President,
Chief Executive Officer and
Chief Financial Officer